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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 22, 2002



                            MADISON BANCSHARES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                   000-32867                   59-3720289
 ---------------------------   ----------------------        -------------------
(State or other jurisdiction   Commission File Number         (I.R.S. Employer
      Of incorporation)                                      Identification No.)




                               35388 U.S. 19 North
                           Palm Harbor, Florida 34684
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                    (address of principal executive offices)
                  Registrant's telephone number: (727) 786-3888


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



ITEM 5.  Other Events

     On October 22, 2002, Madison Bancshares, Inc. issued a press release announcing the resignation of its Chief Financial Officer, Henry O. Speight. The resignation is effective November 4, 2002. Mr. Speight resigned in order to accept a new position with Public Bank, in Vero Beach, Florida. The press release is attached as Exhibit 99.1.

Date:    October 22, 2002          Madison Bancshares, Inc.
                                   ----------------------------------------
                                   (Registrant)


                                   By: /s/ Robert B. McGivney
                                   ----------------------------------------
                                           Robert B. McGivney
                                           President and Chief Executive Officer
                                           (727) 786-3888


                                INDEX TO EXHIBITS

Exhibit
  No.          Description
  ---          -----------
  99.1         Madison Bancshares, Inc. announces resignation of Chief Financial
               Officer